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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 27, 2006

                             REGENT TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

         Colorado                       000-09519                84-0807913
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                            6727 Hillcrest Ave., Suite E
                               Dallas, Texas 75205
                    (Address of principal executive offices)

                                 (214) 507 9507
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

Litigation

In 2001, stockholder David Nelson (current President of the Company since June,
2003) initiated a lawsuit against the Company and management of the Company for issuing shares of common stock without consideration. The case was ordered for mediation and on February 27, 2003, the case was settled with former management concurring that 7,331,504 shares were issued without consideration and should be cancelled. Also, as part of the mediation settlement, it was agreed that certain shares previously owned by Richard Straza and the Straza family members and legal entities (the Straza Shares) would be returned and cancelled and that the Company would be indemnified against claims arising from the issuance of the shares without consideration.

On November 2, 2005, W. T. Skip Leake initiated litigation in the 101st State District Court of Dallas County against the Company and the Company's stock transfer agent seeking a declaratory judgment for the release of 1,000,000 shares of the 7,331,504 shares which former management states were issued without consideration. The Company filed a counter-claim against 35 defendants for a declaratory judgment that all disputed shares are void for lack of Director approval and failure of consideration and that the 7,331,504 shares and the Straza Shares should be cancelled.

On June 27,2006, the Company filed a non-suit to dismiss the claims against Richard Straza and the Straza family members and entities following a settlement related to the Straza Shares. The Company agreed to indemnify Robyn Straza against claims for shares issued while she was President if the Company recieved valuable consideration approved by the Board of Directors.

As of June 30, 2006, the Company has received stock certificates or lost certificate resolutions for a total of 13,149,508, of which 750,000 shares have been cancelled and the balance of the shares are held in treasury. The Company continues to pursue the cancellation of all disputed shares.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 2006

                               REGENT TECHNOLOGIES, INC.


                               By: /s/ David A. Nelson
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                                       David A. Nelson
                                       President and Chief Executive Officer